As filed with the Securities and Exchange Commission on May 25, 2004

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A
               FOR RESGISTRATION IF CERTAIN CLASSES OF SECURITIES
                    PURUSANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          Standard Parking Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                                     16-1171179
(State or Other Jurisdiction of                      (I.R.S. Employer
 Incorporation or Organization)                    Identification Number)
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                       900 North Michigan Ave., Suite 1600
                                Chicago, Illinois
                  (Address, including Zip Code, of Registrant's
                          Principal Executive Offices)

If this form relates to the                    If this form relates to the
registration  of a class of                    registration  of a class of
securities pursuant to Section                 securities pursuant to Section
12(b) of the Exchange Act and                  12(g) of the Exchange Act and
is effective pursuant to General               is effective pursuant to General
Instruction A.(c), please check                Instruction A.(c), please check
the following box [ ]                          the following box [X]

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Securities Act registration statement file number to which this form relates:
333-112652

Securities Act to be registered pursuant to Section 12(b) of the Act:

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Title of each Class                             Name of Each Exchange on Which
to be so registered                             Each Class is to be Registered
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     None                                                     N/A

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $.001 par value


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Item 1.   Description of Registrant's Securities To Be Registered.

     The description of the Common Stock, par value $.001 per share, of Standard Parking Corporation (the "Company") to be registered hereunder is contained under the caption "Description of Capital Stock" in the Prospectus which constitutes a part the Company's Registration Statement on Form S-1 (File No. 333-112652) originally filed with the Securities and Exchange Commission on February 10, 2004, as subsequently amended is hereby incorporated herein by reference.

Item 2.   Exhibits

     The documents listed below are filed as exhibits to this Registration
Statement:

Exhibit No.
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*3.1     Form of Second Amended and Restated Certificate of Incorporation

*3.2     Form of Amended and Restated By-laws of the Company

*4.1     Specimen common stock certificate

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* Incorporated by reference to the identically numbered exhibits in Standard
Parking Corporation's Registration Statement on Form S-1(File No. 333-112652).


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     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  May 25, 2004                Standard Parking Corporation

                                   By: /s/Robert N. Sacks
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                                      Name:  Robert N. Sacks
                                      Title: Executive Vice President, General
                                             Counsel and Secretary